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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  Form 8-K

                              CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                   Date of Report (Date of earliest event
                        reported) December 10, 1997

                    SUN INTERNATIONAL NORTH AMERICA, INC.

            (Exact name of registrant as specified in its charter)


        Delaware                   1-4748              59-0763055
(State of Incorporation)      (Commission File      (I.R.S. Employer
                                   Number)         Identification No.)

1415 East Sunrise Boulevard                     33304
 Fort Lauderdale, Florida

(Address of principal                         (Zip Code)
  executive offices)

   Registrant's telephone number, including area code: (954) 713-2500


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Item 5.  Other Events

      This Current Report on Form 8-K is being filed in connection with the offer and sale by Sun International Hotels Limited and Sun International North America, Inc. (the "Issuers"), as joint and several obligors, of $100,000,000 aggregate principal amount of their 8.625% Senior Subordinated Notes due 2007 (the "Offered Debt Securities"). The Offered Debt Securities and the guarantees thereof are being offered and sold under an existing Registration Statement on Form F-3 (Reg. No. 333-41127) covering up to $300,000,000 in debt securities of the Issuers and any related guarantees thereof.


Item 7.  Financial Statements and Exhibits.

      The following exhibits are hereby filed with this report:

            Exhibit
            Number                              Description

            1.1 Purchase Agreement dated December 10, 1997, among Sun International Hotels Limited, Sun
                           International North America, Inc., the Guarantors named therein, Bear, Stearns & Co. Inc. and
                           Merrill Lynch, Pierce, Fenner & Smith Incorporated.

            4.1            Form of 8.625% Senior Subordinated Note due 2007.

            4.2            Form of Senior Subordinated Guarantee.



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        SUN INTERNATIONAL NORTH AMERICA, INC.
                                   (Registrant)


                        By:   /s/ Giselle M. Pyfrom
                              Name:  Giselle M. Pyfrom
                              Title: Assistant Secretary


Date:  December 12, 1997.



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                                     Exhibit Index



Exhibit
Number                              Description                        Page

1.1            Purchase Agreement dated December 10, 1997, among
               Sun International Hotels Limited, Sun
               International North America, Inc., the Guarantors named therein, Bear, Stearns & Co. Inc. and
               Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1            Form of 8.625% Senior Subordinated Note due 2007.

4.2            Form of Senior Subordinated Guarantee.